Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 1, 2007 (this “Amendment”) relating to the Credit Agreement referenced below, is by and among COLEMAN CABLE, INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company identified on the signature pages hereto as a Borrower (collectively referred to as the “Subsidiary Borrowers” or individually referred to as a “Subsidiary Borrower”) (hereinafter, the Company and the Subsidiary Borrowers collectively referred to as the “Borrowers” or individually referred to as a “Borrower”), each of the financial institutions identified as Lenders on the signature pages hereto (referred to individually as a “Lender” and, collectively, as the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent” or the “Agent”).
WITNESSETH
     WHEREAS, the Lenders have extended a revolving credit facility to the Borrowers pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of April 2, 2007 (as amended, modified or otherwise supplemented from time to time, the “Credit Agreement”) among the Borrowers, the Lenders and the Administrative Agent; and
     WHEREAS, the Administrative Agent, the Lenders and the other parties hereto have agreed to amend the Credit Agreement, on the terms and conditions provided herein.
     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
PART 1
DEFINITIONS
     SUBPART 1.1 Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:
     “Amended Credit Agreement” means the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time.
     “First Amendment Date” is defined in Subpart 3.1.
     SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART 2
AMENDMENTS TO CREDIT AGREEMENT
     SUBPART 2.1 Amendments to Section 1.1.
     (a) The definition of “Permitted Investments” in Section 1.1 of the Credit Agreement is hereby amended in the following respects:
(i)	The “and” appearing at the end of clause (vii) is hereby deleted;

(ii)	Clause (viii) is hereby renumbered to read (x);

(iii)	The following new clauses are hereby added to read as follows:
     (viii) Investments by the Company and the Canadian Acquisition Subsidiary in the Canadian Acquisition Subsidiary and Woods Canada in the form of equity investments and/or intercompany loans in an aggregate amount of up to $25,000,000, the proceeds of which may be used (A) by the Canadian Acquisition Subsidiary solely for the purpose of purchasing the Capital Stock of Woods Canada in accordance with the terms of the Woods Acquisition Documents and/or (B) for working capital and other general corporate purposes of the Canadian Acquisition Subsidiary and Woods Canada;
     (ix) the Woods Acquisition; provided, however, that (A) the Administrative Agent shall have received a review of the financial condition of Woods US and Woods Canada conducted by a firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent, (B) the Administrative Agent shall have completed a field examination with respect to the working capital assets of Woods US to be included in the Borrowing Base, (C) if, either immediately before or after the consummation of the Woods Acquisition Excess Availability is less than $30,000,000, the Company shall have delivered to the Administrative Agent a certificate demonstrating that, upon giving effect to the Woods Acquisition on a pro forma basis, the Borrowers shall be in compliance with all of the covenants set forth in Article VIII, (D) no Default or Event of Default shall exist immediately prior to or immediately after the consummation of the Woods Acquisition and (E) the Company shall have delivered to the Administrative Agent copies of all Woods Acquisition Documents which documents shall be reasonably satisfactory to the Agent; and
     (b) The following definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:
     "Canadian Acquisition Subsidiary” shall mean a newly formed Canadian corporation and a wholly-owned Subsidiary of the Company.
     "US Acquisition Subsidiary” shall mean a newly formed Domestic Subsidiary and wholly-owned Subsidiary of the Company.
     "Woods Acquisition” shall mean the acquisition by the US Acquisition Subsidiary of substantially all of the assets of Woods US and by the Canadian Acquisition Subsidiary of the Capital Stock of Woods Canada pursuant to and in accordance with the Woods Acquisition Documents.

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     "Woods Acquisition Documents” shall mean the Purchase Agreement, including the exhibits and schedules thereto, and all material agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith.
     "Woods Canada” shall mean Woods Industries (Canada), Inc., an Ontario corporation.
     "Woods Purchase Agreement” shall mean a Purchase Agreement to be entered into by and among the Company, Woods US, Woods Canada and Katy Industries, Inc., a Delaware corporation
     "Woods US” shall mean Woods Industries, Inc., a Delaware corporation.
     SUBPART 2.2 Amendment to Section 7.16. Section 7.16(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     (a) The Credit Parties will not form or acquire any Foreign Subsidiary other than the Canadian Acquisition Subsidiary, formed for the purpose of acquiring and owning the Capital Stock of Woods Canada, and Woods Canada.
     SUBPART 2.3 Amendment to Section 9.6. Section 9.6 of the Credit Agreement is hereby amended by deleting clause (a) in its entirety and replacing it with the following:
     (a) to pay dividends or distributions (i) from any Subsidiary to any Credit Party or (ii) from Woods Canada to the Canadian Acquisition Subsidiary, and
     SUBPART 2.4 Amendment to Section 9.10. Section 9.10 of the Credit Agreement is hereby amended by deleting the word “and” before clause (d), relettering clause (d) to clause (e) and inserting the following new clause (d) in appropriate order:
     (d) deposit accounts maintained by Woods Canada and/or the Canadian Acquisition Subsidiary, so long as at any time the aggregate balance in all such accounts does not exceed $5,000,000, and
PART 3
CONDITIONS TO EFFECTIVENESS
     SUBPART 3.1 First Amendment Date. This Amendment shall be and become effective as of the date hereof (the “First Amendment Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment”.
     SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers and the Required Lenders.

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     SUBPART 3.3 Other. The Administrative Agent shall have received such other documents, agreements or information which it may reasonably request.
PART 4
MISCELLANEOUS
     SUBPART 4.1 Representations and Warranties. Each of the Borrowers hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Amended Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the amendments contained herein, (ii) no Default or Event of Default exists under the Credit Agreement or the Amended Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein, (iii) it has the corporate power and authority to execute and deliver this Amendment and each of the documents executed and delivered in connection herewith and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and each of the documents executed and delivered in connection herewith and (iv) it has duly executed and delivered this Amendment and each of the documents executed and delivered in connection herewith, and this Amendment and each of the documents executed and delivered in connection herewith constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by general principles of equity.
     SUBPART 4.2 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.
     SUBPART 4.3 Instrument Pursuant to Credit Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.
     SUBPART 4.4 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the “Credit Agreement” shall be deemed to refer to the Amended Credit Agreement.
     SUBPART 4.5 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered.
     SUBPART 4.6 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW.
     SUBPART 4.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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     SUBPART 4.8 Continuing Agreements. Except as specifically modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (and Exhibits and Schedules thereto) shall remain in full force and effect, without modification or limitation, and this Amendment shall not affect, modify or diminish the obligations of the Credit Parties which have accrued prior to the effectiveness of the provisions hereof. This Amendment shall not operate as a consent to any other action or inaction by any Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender or the Administrative Agent under the Credit Documents nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in any Credit Document except as specifically provided herein.
     SUBPART 4.9 Payment of Fees and Expenses. Each of the Borrowers agrees, jointly and severally, to pay all out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.
     SUBPART 4.10 Approval by Lenders. Each Lender, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, the Amendment, the Amended Credit Agreement, each other Credit Document and each other document required to be approved by any Agent, the Required Lenders or the Lenders, as applicable.
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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	COLEMAN CABLE, INC., a Delaware corporation
	By:	/s/ Richard N. Burger
		Name:	Richard N. Burger
		Title:	Executive Vice President/CFO

OSWEGO WIRE INCORPORATED., a Texas corporation
By:	/s/ Richard N. Burger
	Name:	Richard N. Burger
	Title:	Executive Vice President/CFO

CCI ENTERPRISES, INC., a Delaware corporation
By:	/s/ Richard N. Burger
	Name:	Richard N. Burger
	Title:	Executive Vice President/CFO

COPPERFIELD, LLC, a Minnesota limited liability company
By:	/s/ Richard N. Burger
	Name:	Richard N. Burger
	Title:	Executive Vice President/CFO

SPELL CAPITAL CORPORATION, a Minnesota corporation
By:	/s/ Richard N. Burger
	Name:	Richard N. Burger
	Title:	Executive Vice President/CFO

AGENT AND LENDERS	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender
	By:	/s/ Maura Atwater
		Name:	Maura Atwater
		Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC., as Syndication Agent and as a Lender
By:	/s/ Glenn P. Bartley
	Name:	Glenn P. Bartley
	Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent and as a Lender
By:	/s/ Sherry Winick
	Name:	Sherry Winick
	Title:	Vice President

ASSOCIATED BANK, NATIONAL ASSOCIATION, as Documentation Agent and as a Lender
By:	/s/ Brett T. Rausch
	Name:	Brett T. Rausch
	Title:	Vice President

LASALLE BUSINESS CREDIT, LLC, as a Lender
By:	/s/ Elizabeth J. Mitchell
	Name:	Elizabeth J. Mitchell
	Title:	Assistant Vice President

EXECUTION COPY

WELLS FARGO FOOTHILL, LLC as Documentation Agent and as a Lender
By:	/s/ David P. Hill
	Name:	David P. Hill
	Title:	Vice President